March 4, 1998



Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N. W.
Washington, D. C.  20549

Re:     Hibernia Corporation
        Current Report on Form 8-K
        Commission File No. 1-10294

Dear Sirs:

        Pursuant to rules and regulations adopted under the Securities Exchange Act of 1934, as amended (the "Act"), transmitted hereby for filing, on behalf of Hibernia Corporation (the "Company"), is a Current Report on Form 8-K.

        Pursuant to Section 13(a) of the Act, by copy hereof we are filing with the New York Stock Exchange, the national securities exchange on which the Common Stock of the Company is listed and traded, two complete copies, including exhibits. Pursuant to General Instruction E to Form 8-K, one such complete copy being filed with the Exchange has been manually signed on behalf of the Company.

        Please call the undersigned at (504) 533-2486 if you have any questions concerning this filing.

                                                Very truly yours,


                                                /s/ PATRICIA C. MERINGER
                                                Patricia C. Meringer
                                                Corporate Counsel and
                                                Secretary

PCM/gbp
Enclosure

cc:     Joseph Lomnicky
        Ron E. Samford, Jr.
        Brian Rotolo
        Carl J. Chaney

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) March 4, 1998
                                                 -----------------
                                                 February 10, 1998



                              Hibernia Corporation
               (Exact name of issuer as specified in its charter)




 Louisiana                 1-10294           72-0724532
(State or other          (Commission         (IRS Employer
jurisdiction of          File Number)        Identification No.)
organization)



313 Carondelet Street, New Orleans, Louisiana      70130
(Address of principal executive offices)          (Zip Code)




Registrant's telephone number, including area code (504) 533-5333

Item 5.   Other Events.

        On February 10, 1998, Hibernia Corporation announced that it had signed a definitive agreement to merge with $228-million-asset Peoples Holding Corp., a transaction that would allow Hibernia to expand its coverage of Northwest Louisiana. The merger, which is subject to approvals by regulators and shareholders of Peoples Holding Corp., should be completed during the third quarter.


                                 EXHIBIT INDEX

Exhibit                                                Page
Number              Description                        Number

28.38        News Release issued by the Registrant
               on February 10, 1998                      3


                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HIBERNIA CORPORATION
                                      (Registrant)


Date:  March 4, 1998            By:  /s/ PATRICIA C. MERINGER
                                     Patricia C. Meringer
                                     Corporate Counsel and
                                     Secretary

EXHIBIT 28.38
Page 1


                             N E W S R E L E A S E





MEDIA INQUIRIES:
Jim Lestelle -- Manager, Corporate Communications             IMMEDIATE
Office: (504) 533-5482; Home: (504) 488-8826                  February 10, 1998

INVESTOR INQUIRIES:
Trisha Voltz -- Manager, Investor Relations
Office: (504) 533-2180; Home: (504) 837-8287

              HIBERNIA SIGNS MERGER AGREEMENT WITH PEOPLES HOLDING
                                     CORP.
                   TO EXPAND COVERAGE OF NORTHWEST LOUISIANA

        NEW ORLEANS, LA. -- Hibernia Corporation today announced it has signed a definitive agreement to merge with $228-million-asset Peoples Holding Corp., a transaction that would allow Hibernia to expand its coverage of Northwest Louisiana.

        Peoples Holding Corp. operates Peoples Bank & Trust Co., headquartered in Minden. Peoples Bank & Trust has nine offices: three in Minden and one each in Sibley and Cotton Valley, all in Webster Parish; two in Haynesville and one in Homer in Claiborne Parish; and one in Plain Dealing in Bossier Parish.

        Peoples Bank & Trust has the largest deposit market share in Claiborne Parish and the second-largest in Webster Parish, markets in which Hibernia currently does not operate. The merger would increase Hibernia's already-strong No. 2 market share in Bossier Parish.

        "Customers are loyal to Peoples because of their bank's dedication to service," said Stephen A. Hansel, Hibernia president and CEO. "Employees and management have built a strong institution that knows Northwest Louisiana well and is an asset to every community. Hibernia intends to build on that legacy."

        Bob Flurry, chairman of Hibernia's Northern Region, indicated that Hibernia's commercial banking expertise "will help the bank serve the timber, oil-and-gas and manufacturing sectors that drive the region's economy." Hibernia's nationally recognized small-business banking operation can help make start-up and mature businesses more successful, and its longer hours and enhanced banking convenience will demonstrate to consumers that it is committed to being the bank where service matters.

EXHIBIT 28.38
Page 2


        Ralph Williams, president and CEO of Peoples Holding Corp., said the proposed merger is in the best interests of customers, shareholders and employees.

        "Customers will appreciate the resources of a $12.4 billion company; products and services we do not have, such as investments, brokerage services and insurance; and the convenience of a banking network unmatched by Hibernia's competitors. Becoming shareholders of Hibernia, which is listed on the New York Stock Exchange, will allow Peoples shareholders to increase the liquidity of their investment and participate in the strong financial-services equity market.

     "And   for   our  employees,  the   merger   can   open   up   personal and
professional opportunities that have not been possible."

        As an indication of Hibernia's focus on providing true hometown banking, Williams will serve as Hibernia's Webster and Claiborne president following completion of the merger. "And the same Peoples Bank & Trust employees who have served customers well for years will continue to provide outstanding service as Hibernia employees," he said.

        Shareholders of Peoples will receive Hibernia common stock valued at $185 for each share of Peoples common stock they hold, with a minimum of 9.5 shares and a maximum of 10.5 shares of Hibernia stock to be exchanged for each share of Peoples. Based on the February 9, 1998, closing price of Hibernia stock, the transaction is valued at approximately $73 million.

        The merger, which is subject to approvals by regulators and shareholders of Peoples Holding Corp., should be completed during the third quarter. The name of the bank will be changed to Hibernia in the fourth quarter of this year when its computer system is converted to Hibernia's.

        Customers of Peoples Bank & Trust should continue using their checks, making loan payments and conducting other transactions as usual.

        Following the completion of this merger and another with Firstshares of Texas, Inc., in Northeast Texas, Hibernia would be a $12.4-billion-asset organization with 240 banking locations in 33 Louisiana parishes and nine Texas counties. It would be either first, second or third in deposit market share in 29 Louisiana parishes and four Texas counties. Hibernia's Louisiana markets represent approximately 80% of the state's population and 85% of its deposits. Its statewide Louisiana deposit and loan market shares would be approximately 21% and 23%, respectively.

EXHIBIT 28.38
Page 3


        The company's common stock (HIB) is listed on the New York Stock Exchange. Hibernia news releases, product-and-service information and other useful data can be accessed through the company's internet site at http://www.hiberniabank.com.

Exhibit 28.36
Page 4

                           HIBERNIA'S MERGER ACTIVITY
                     23 announced or completed transactions
                                   Pending: 2

NAME                                              LOCATION                   ASSETS #    OFFICES
(expected completion date)

Peoples Holding Corp. (3Q 1998))                  Northwest Louisiana          $228         9
Firstshares of Texas, Inc. (2Q  1998)             Northeast Texas              $284         5

                                 Completed: 21
NAME                                              LOCATION                   ASSETS *#   OFFICES*
(date merger was completed)

ArgentBank (2/1/98)                               Southcentral Louisiana.      $805        18
First National Bank in Mansfield (1/1/98)         Northwest Louisiana          $101         5
OrangeBank (11/7/97)                              Southeast Texas              $118         3
First National Bank of Paris (8/31/97)            Northeast Texas              $136         4
Collin County National Bank (8/31/97)
Texarkana National Bank (12/31/96)                Northeast Texas              $430        10
St. Bernard Bank and Trust (10/1/96)              Suburban New Orleans         $244        11
Calcasieu Marine National Bank (8/26/96)          Southwest Louisiana          $759        21
Bunkie Bank & Trust Company (1/15/96)             Central Louisiana            $106         5
First National Bank of Lake Providence (1/1/96)   Northeast Louisiana          $ 55         2
Bank of St. John (7/1/95)                         Southeast Louisiana          $116         4
Progressive Bank and Trust (7/1/95)               Southcentral Louisiana       $151         6
State Bank and Trust Company (5/1/95)             Southeast Louisiana          $ 96         4
American Bank (3/1/95)                            Southeast Louisiana          $ 89         5
First State Bank and Trust Company (12/31/94)     Northshore New Orleans       $150         9
Pioneer Bank and Trust Co. (12/31/94)             Northwest Louisiana          $357         9
First National Bank of Jefferson Parish (8/1/94)  Suburban New Orleans         $373         9
Southern National Bank at Tallulah (8/1/94)       Northeast Louisiana          $ 59         1
First National Bank of West Monroe (8/1/94)       Northeast Louisiana          $157         6
Bastrop National Bank (7/1/94)                    Northeast Louisiana          $117         4
First Commercial Bank (7/1/94)                    Southcentral Louisiana       $166         8

TOTAL ADDED SINCE MID-1994                                                     $5,097     158

Exhibit 28.36
Page 5


LOUISIANA:
added through mergers

Assets:         $4.1 billion
Offices:        136
Parishes:       21

TEXAS:
added through mergers

Assets:         $1.0 billion
Offices:        22


Counties:        9


*At merger.  # Dollars in millions.